UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Brookfield Investment Management
2016
ANNUAL REPORT
December 31, 2016
Brookfield Real Assets Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With more than $13 billion of assets under management as of December 31, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of December 31, 2016. For more information, go to www.brookfield.com.
Brookfield Real Assets Income Fund Inc. is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the “Fund”) for the fiscal period ended December 31, 2016.
As many of you are aware, the Fund commenced operations on December 5, 2016 as a result of the reorganizations of each of Brookfield Mortgage Opportunity Income Fund Inc. (NYSE:BOI), Brookfield High Income Fund Inc. (NYSE:HHY), and Brookfield Total Return Fund Inc. (NYSE:HTR) into the Fund. The Fund pursues a multi-sector, multi-portfolio manager approach that is designed to give investors access to a diverse portfolio of listed real assets securities, with dynamic asset allocation across distinct real asset components, and with each component managed by a specialist investment team. We believe the Fund has the potential to provide investors with greater current income, greater income growth over time, and greater capital appreciation over time. We appreciate the support of our BOI, HHY and HTR stockholders in approving the reorganizations. We understand the trust that our stockholders have put in us and look forward to doing our best to deliver on the goals we have set for the Fund.
We hope that you are aware of the conference call that we held for stockholders shortly after the Fund commenced operations and our recent webinar where we reviewed the objectives of the reorganizations, reviewed the short period of performance, updated stockholders on our transition progress and provided insight on our market outlook. In addition, this report provides the Fund’s audited financial statements and schedule of investments as of December 31, 2016.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

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Brookfield Real Assets Income Fund Inc.

INVESTMENT STRATEGY
The Brookfield Real Assets Income Fund Inc. (the “Fund”) pursues a multi-sector, multi-portfolio manager approach that is designed to give investors access to a diverse portfolio of listed real asset securities, with dynamic asset allocation across distinct real asset components, and with each component managed by a specialist investment team.
There are three key elements to the investment strategy of the Fund:
i. First is the investment universe. The Fund will invest primarily in infrastructure, real estate and natural resources securities (what we collectively refer to as “Real Assets”). Interest in real assets continues to grow among institutional and retail investors attracted to the potential benefits of
a. Portfolio diversification
b. Inflation protection
c. Capital appreciation and
d. Income
ii. Second is the multi-asset approach. The Fund’s multi-asset approach will allow the Adviser to dynamically allocate the Fund’s investments across multiple real asset sectors and security types. Brookfield will allocate the Fund’s assets across three principal areas
a. High Yield Corporate Credit securities (similar to legacy fund HHY),
b. Securitized Credit securities (similar to legacy funds BOI and HTR), and to a lesser extent
c. Real Asset Equity securities.
We believe asset allocation across real asset corporate credit, securitized credit, and real asset equities has the potential to create superior investment performance.
iii. Third is the multi-portfolio manager approach. The Fund’s multi-portfolio manager approach will allow us to utilize specialist portfolio management teams with deep knowledge of specialized real asset sectors. The Adviser will allocate portions of the Fund’s assets to:
a. The Corporate Credit investment team, which is comprised of investment personnel who previously managed legacy fund HHY,
b. The Securitized Credit investment team, which is comprised of investment personnel who previously managed legacy funds BOI and HTR and
c. Other portfolio management teams within Brookfield.
Management Discussion of Fund Performance
From commencement of operations on December 5, 2016 through the fiscal period ended December 31, 2016, Brookfield Real Assets Income Fund Inc. (NYSE:RA) had a total return based on net asset value of 1.36% and a total return based on market price of 0.50%. These calculations assume the reinvestment of dividends and are exclusive of brokerage commissions.
The Fund’s allocation to Securitized Credit returned approximately 0.5% over the period with Asset-Backed Securities ("ABS") and Commercial Mortgage-Backed Securities ("CMBS") outperforming and Mortgage-Backed Securities ("MBS") slightly underperforming.
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The Fund’s allocation to High Yield Corporate Credit returned approximately 1.8% over the period. By industry, performance was notably strong in the Hotels, Health Facilities, Telecom and Oil & Gas Transportation and Distribution industries.
The Fund’s allocation to U.S. Energy Master Limited Partnership Equities, a new allocation in the period, returned approximately 4.4% over the period.
Distribution
Based on the NYSE closing price of $22.31 on December 31, 2016, the Fund’s shares had a distribution rate of 10.7%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
Portfolio Positioning
On the commencement of operations on December 5, 2016, based on holdings of legacy funds BOI, HTR and HHY, the initial portfolio of the Fund was approximately:
•	64% Securitized Credit
•	29% High Yield Corporate Credit and
•	7% Equities / Other Assets / Cash
During the period, in an effort to increase income and total return potential, the allocation to certain Securitized Credit investments that were lower yielding was decreased and the allocation to certain High Yield Corporate Credit investments was increased. We also initiated an allocation to U.S. Energy Master Limited Partnership Equity. At December 31, 2016, the portfolio of the Fund was approximately:
•	50% Securitized Credit
•	37% High Yield Corporate Credit
•	7% U.S. Energy Master Limited Partnership Equity, and
•	6% Other Equities/Other Assets/Cash.
Leverage
The initial leverage of the Fund on its commencement of operations on December 5, 2016 was approximately 23% of managed assets. As of December 31, 2016 leverage was approximately 25% of managed assets. Despite the increased leverage, we were able to decrease our average borrowing rate by approximately 20 bps by decreasing higher cost borrowing secured by Securitized Credit securities while increasing lower cost borrowing secured by High Yield Corporate Credit securities and Master Limited Partnership ("MLP") Equity securities.
Interest Rate Duration
The newly formed Fund had a duration of approximately 1.6 years at inception. As a result of the portfolio repositioning described above, duration increased to 1.9 years as of December 31, 2016. We anticipate maintaining a duration of less than three years over the near term.
We believe the type of assets in the portfolio tend to be more credit and spread sensitive rather than interest rate sensitive. Notably just over half of the Securitized Credit portfolio is composed of floating rate securities which have inherently low interest rate duration.
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Brookfield Real Assets Income Fund Inc.

MARKET ENVIRONMENT
Macroeconomic
In calendar year 2017, our base-case expectation is for continued improvement in U.S. economic growth, gradually higher inflation and a modest rise in short term and long term interest rates. We expect:
•	Economic growth to be supported by the Trump policy initiatives that are pro-growth (streamlining of regulations, tax reform, and infrastructure spending), the implementation of which are not without risk;
•	Inflation to rise as energy prices stabilize and as the labor market approaches ‘maximum employment’ and
•	Higher interest rates as the U.S. Federal Reserve ("Fed") normalizes monetary policy, inflation expectations expand, and the combination of fiscal stimulus and tax reduction results in increased Treasury issuance.
The Fund’s holdings should benefit from improvements in economic growth, which should tighten credit spreads and increase equity prices. However, any large increase in interest rates poses a potential headwind for the Fund’s fixed income securities. We believe the Fund is well positioned for a gradual interest rate increase in the context of further improvement in economic conditions.
Residential Mortgage
The residential mortgage market has continued to benefit from improving housing fundamentals and favorable security market technicals. Housing demand has been propelled by increasing employment and steady wage growth. Housing supply, measured as months of inventory, has continued to decline and is now at pre-financial crisis levels. Although housing starts have risen steadily for several years, they remain well below historic norms. This strong demand and limited supply have produced home price appreciation above 5% per year for several years. We note that the recent rise in interest rates may slow future home price appreciation.
Strong home price appreciation enhances the credit quality of the Fund’s MBS holdings. Additionally, this appreciation increases the likelihood that loan prepayment speeds will rise. Faster prepayments of underlying loans can benefit the Fund’s Non-Agency MBS that are priced at a discount to par value.
Security market technicals have also remained favorable. Investor demand for MBS generally and Non-Agency MBS specifically remains robust due to attractive risk-adjusted yields. Meanwhile, residential mortgage lending standards remain high and credit provision remains limited due to regulatory obstacles. Although Agency MBS issuance continues, there has been little Non-Agency MBS issuance. The available stock of Non-Agency MBS continues to shrink, having had negative net issuance for over nine years. This lack of supply continues to provide a supportive technical backdrop for MBS generally and for Non-Agency MBS specifically.
Commercial Mortgage
In contrast to housing fundamentals which continue to improve broadly, the outlook for commercial property fundamentals is mixed. Supply and demand for commercial property are generally in balance across most property types and markets, providing landlords with stable occupancy rates, rental rates and cash flows. Investor demand for commercial property remains generally strong across most property types and markets, supporting transaction volume and pricing. However, there are notable pockets of weakness such as coastal apartments where supply growth has accelerated, driving vacancy rates up and rental rates down; retail where demand for space is weak as retailers suffer from e-commerce competition; and certain secondary and tertiary markets where investor capital is retreating and transaction volume and pricing are declining. Investing in this market demands diligence to gain a full understanding of the underlying real estate collateral and nuance to target investments more precisely.
The CMBS delinquency rate, which hit a multi-year low of 4.2% in early 2016, has more recently moved higher, ending the year at 5.2%. The recent rise in delinquencies is driven by the pockets of weakness described above
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but also by the large number of 2016 loan maturities which were originated in 2006, near the pre-financial crisis market peak. These loans are characterized by high loan to value on peak values and accordingly are facing refinancing difficulty at maturity. We expect CMBS delinquency rates may continue to rise in 2017 as loans originated in 2007 face similar refinancing difficulty at maturity. Loan refinancing may be further impeded by any disruption in commercial real estate loan availability which may be caused by a swifter than expected rise in interest rates or complications with recently effective risk retention rules for securitization issuance.
High Yield Corporate Credit
In recent years High Yield Corporate Credit has benefited from the twin tailwinds of positive equity markets and lower interest rates. However, since the election of Donald Trump to the U.S. Presidency, equity markets have soared but interest rates have soared as well. High Yield Corporate Credit has continued to perform well as increasing investor confidence has driven spread compression, offsetting the rise in interest rates. Spread compression has been most pronounced where spreads were wider, with lower quality bonds outperforming higher quality. We believe this spread compression is appropriate and sustainable in the context of improved economic conditions but are cautious that any economic disappointments could lead to a reversal.
Credit conditions continued to improve through year end with the default rate continuing its downward trend. The positive surprise for high yield credit investors over the past two years has been a lower than expected default rate. The largest industry in the U.S. high-yield bond market is Energy, which has been under significant pressure from a decline in oil prices over the last two years. Many strategists expected substantial defaults in the Energy industry and were expecting the 12-month overall high-yield bond default rate to rise to the 6+% level. However, high-yield bond defaults peaked in mid 2016 at the 4% level and have declined to 3.3% as of December 2016.
The High Yield Corporate Credit new issue market has been active, and most proceeds have been used to refinance existing debt rather than to fund acquisitions or special dividends, a positive for credit quality. Investor demand for high yield has been strong with high yield mutual funds having robust inflows during 2016, reversing the three consecutive prior years of outflows.
U.S. Energy Master Limited Partnerships
U.S. Energy Master Limited Partnerships operate pipeline and storage infrastructure serving the oil and gas industry. These Master Limited Partnerships ("MLPs") generally charge a fee to transport or store a unit of oil or gas. As such, they generally have limited direct exposure to energy prices. However, they can be sensitive to changes in the volume of oil and gas transported and stored, which can be indirectly associated with large changes in energy prices.
MLPs offer an attractive yield and the potential for capital appreciation as energy prices stabilize or rise and U.S. oil and gas production grows. We believe U.S. policies of reduced regulation and energy independence will be supportive of MLPs.
Conclusion/Outlook
We believe the Fund’s core holdings in Securitized Credit, High Yield Corporate Credit and U.S. Energy MLPs will perform well in an environment where U.S. economic growth, inflation and interest rates all rise modestly. While rising economic growth will represent a tailwind for the Fund’s credit and equity holdings, rising interest rates may pose a headwind, particularly if interest rates rise very quickly. However, as evidenced by the modest duration of the Fund, we believe the types of assets in the portfolio tend to be more credit and spread sensitive rather than interest rate sensitive.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may
2016 Annual Report5

Brookfield Real Assets Income Fund Inc.

be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
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Portfolio Characteristics (Unaudited)
December 31, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.70%
Weighted average coupon	4.79%
Weighted average life	4.49 years
Percentage of leveraged assets	24.75%
Total number of holdings	319

ASSET ALLOCATION[2]
Corporate Credit	37.3%
—Real Estate	8.0%
—Infrastructure	20.0%
—Natural Resources	6.9%
—Other	2.4%
Securitized Credit	49.5%
—Residential Mortgage-Backed Securities	28.7%
—Commercial Mortgage-Backed Securities	15.1%
—Other	5.7%
Real Asset Equities	8.5%
—Real Estate	1.1%
—Infrastructure	6.7%
—Natural Resources	0.1%
—Other	0.6%
Cash & Other	4.7%
Total	100.0%

FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	9.6%
BB	31.0%
B	19.5%
CCC and Below	15.2%
Unrated	24.7%
Total	100.0%

1The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Period-to-date through December 31, 2016, 24.9% of the Fund's distributions is a return of capital.
2Percentages are based on total market value of investments.
3Percentages are based on total market value of fixed income securities.
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Brookfield Real Assets Income Fund Inc.
Schedule of Investments
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.6%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$ 144	$ 163,281
Total U.S. Government Agency Collateralized Mortgage Obligations				163,281
U.S. Government Agency Pass-Through Certificates – 0.6%
Federal Home Loan Mortgage Corporation
Pool C69047 [2]	7.00	06/01/32	265	295,460
Pool C56878	8.00	08/01/31	46	47,044
Pool C58516	8.00	09/01/31	37	37,951
Pool C59641 [2]	8.00	10/01/31	197	225,118
Pool C55166	8.50	07/01/31	97	102,736
Pool C55167	8.50	07/01/31	60	61,895
Pool C55169	8.50	07/01/31	58	59,795
Pool G01466 [2]	9.50	12/01/22	108	115,362
Pool 555559 [2]	10.00	03/01/21	15	14,998
Pool 555538 [2]	10.00	03/01/21	17	17,286
Federal National Mortgage Association
Pool 761836 [2]	6.00	06/01/33	421	476,558
Pool 948362 [2]	6.50	08/01/37	49	53,375
Pool 645912 [2]	7.00	06/01/32	203	218,767
Pool 645913 [2]	7.00	06/01/32	305	339,718
Pool 650131 [2]	7.00	07/01/32	274	305,545
Pool 827853	7.50	10/01/29	30	30,461
Pool 545990 [2]	7.50	04/01/31	438	504,026
Pool 255053 [2]	7.50	12/01/33	100	113,361
Pool 735576 [2]	7.50	11/01/34	497	600,033
Pool 896391 [2]	7.50	06/01/36	318	351,705
Pool 735800 [2]	8.00	01/01/35	336	402,184
Pool 636449 [2]	8.50	04/01/32	249	274,226
Pool 458132 [2]	8.87	03/15/31	323	363,396
Pool 852865 [2]	9.00	07/01/20	197	209,440
Pool 545436 [2]	9.00	10/01/31	224	268,011
Total U.S. Government Agency Pass-Through Certificates				5,488,451
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $5,211,952)				5,651,732
SECURITIZED CREDIT – 65.1%
Commercial Mortgage-Backed Securities – 20.0%
A10 Bridge Asset Financing LLC
Series 2015-AA, Class B [3,4,5] (Acquired 12/05/16, Cost $10,000,000, 1.1%)	5.20	05/15/30	10,000	10,000,000
A10 Securitization LLC
Series 2015-1, Class D [3]	4.99	04/15/34	1,000	926,683
A10 Term Asset Financing LLC
Series 2013-2, Class B [3]	4.38	11/15/27	2,927	2,904,267
Series 2014-1, Class D [3]	5.08	04/15/33	328	323,303
Series 2013-2, Class C [3]	5.12	11/15/27	2,000	1,990,123

See Notes to Financial Statements.
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Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Series 2013-2, Class D [3]	6.23%	11/15/27	$ 501	$ 500,997
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [3]	5.44	03/11/39	1,192	16,531
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 [3,4,5] (Acquired 12/05/16, Cost $3,640,380, 0.4%)	4.39	05/15/29	3,750	3,632,245
Class B Notes
Moreland Avenue [4,6,7] (Acquired 12/05/16, Cost $225,000, 0.0%)	9.23	11/01/20	225	225,000
Browns Bridge [4,6,7] (Acquired 12/05/16, Cost $118,000, 0.0%)	9.50	11/01/20	118	118,000
Cherokee [4,6,7] (Acquired 12/05/16, Cost $243,000, 0.0%)	9.50	11/01/20	243	243,000
Concord [4,6,7] (Acquired 12/05/16, Cost $312,873, 0.0%)	9.50	11/01/20	313	312,873
Fayetteville [4,6,7] (Acquired 12/05/16, Cost $48,000, 0.0%)	9.50	11/01/20	48	48,000
Lee & White [4,6,7] (Acquired 12/05/16, Cost $91,000, 0.0%)	9.50	11/01/20	91	91,000
Marshalls [4,6,7] (Acquired 12/05/16, Cost $386,000, 0.0%)	9.50	11/01/20	386	386,000
Meadows [4,6,7] (Acquired 12/05/16, Cost $68,000, 0.0%)	9.50	11/01/20	68	68,000
North River [4,6,7] (Acquired 12/05/16, Cost $246,000, 0.0%)	9.50	11/01/20	246	246,000
Town and Country [4,6,7] (Acquired 12/05/16, Cost $491,444, 0.1%)	9.50	11/01/20	491	491,444
Crossroads [4,6,7] (Acquired 12/05/16, Cost $170,000, 0.0%)	9.50	11/01/20	170	170,000
Shoppes at Forest Greene [4,6,7] (Acquired 12/05/16, Cost $525,000, 0.1%)	10.00	01/01/18	525	525,000
Cumberland Crossing [4,6,7] (Acquired 12/05/16, Cost $1,050,000, 0.1%)	10.00	03/01/19	1,050	1,050,000
Solana Mar Apartments [4,6,7] (Acquired 12/05/16, Cost $1,245,000, 0.1%)	10.00	03/01/19	1,245	1,245,000
Vale Park Village Apartments [4,6,7] (Acquired 12/05/16, Cost $1,270,000, 0.1%)	10.00	03/01/19	1,270	1,270,000
Holiday Inn [4,6,7] (Acquired 12/05/16, Cost $2,000,000, 0.2%)	10.08	07/01/20	2,000	1,942,400
885 Trademark [4,6,7] (Acquired 12/05/16, Cost $1,800,000, 0.2%)	10.50	10/01/19	1,800	1,800,000
Cedar Park [4,6,7] (Acquired 12/05/16, Cost $600,000, 0.1%)	11.00	05/31/17	600	600,000
La Paloma Corporate Center [4,6,7] (Acquired 12/05/16, Cost $500,000, 0.1%)	11.00	09/01/17	500	500,000
Kilcullen Quads [4,6,7] (Acquired 12/05/16, Cost $500,000, 0.1%)	11.00	01/01/18	500	500,000
901 Ponce de Leon Blvd [4,6,7] (Acquired 12/05/16, Cost $1,848,248, 0.2%)	11.00	09/01/19	1,848	1,848,248
Creekwood Village Apartments [4,6,7] (Acquired 12/05/16, Cost $670,000, 0.1%)	11.00	04/01/20	670	670,000

See Notes to Financial Statements.
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Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Barrington Centre Office [4,6,7] (Acquired 12/05/16, Cost $545,000, 0.1%)	12.00%	07/01/17	$ 545	$ 545,000
Commercial Mortgage Trust
Series 2007-GG11, Class AJ	6.03	12/10/49	20,972	20,956,271
Credit Suisse Commercial Mortgage Trust
Series 2006-C1, Class K [3]	5.68	02/15/39	2,714	209,145
Hilton USA Trust
Series 2016-HHV, Class E [3]	4.19	11/05/38	20,000	16,017,854
Hyatt Hotel Portfolio Trust
Series 2015-HYT, Class E [1,3,5]	4.50	11/15/29	7,950	7,967,815
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ	5.48	02/15/40	3,100	3,102,710
Series 2007-C7, Class AJ	6.25	09/15/45	20,000	20,165,964
LNR CDO V Ltd.
Series 2007-1A, Class F [3,5,6]	2.21	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ	5.57	11/12/49	12,500	12,494,830
Series 2007-T27, Class AJ	5.64	06/11/42	3,757	3,827,225
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [3,4,6] (Acquired 12/05/16, Cost $352,607, 0.0%)	6.19	03/15/30	362	359,153
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [3]	5.13	04/15/47	1,788	358
Series 2007-C30, Class AJ	5.41	12/15/43	18,840	19,013,108
Series 2005-C20, Class F [3]	5.43	07/15/42	3,776	3,611,395
Series 2007-C33, Class AJ	5.97	02/15/51	20,250	20,303,219
Waldorf Astoria Boca Raton Trust
Series 2016-BOCA, Class E [3,5]	5.05	06/15/29	20,000	20,050,194
Total Commercial Mortgage-Backed Securities				183,268,355
Interest-Only Securities – 0.2%
GMAC Commercial Mortgage Securities, Inc. Trust
Series 2003-C1, Class X1 [3,8]	1.31	05/10/36	955	7,463
Government National Mortgage Association
Series 2010-132, Class IO [4,8] (Acquired 12/05/16, Cost $149,699, 0.0%)	0.60	11/16/52	3,571	111,785
Series 2005-76, Class IO [4,8] (Acquired 12/05/16, Cost $157,893, 0.0%)	0.72	09/16/45	7,641	158,090
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1 [3,8]	0.29	06/25/45	106,563	1,484,057
Series 2014-5, Class AX4 [3,8]	0.50	10/25/29	15,452	241,178
Vendee Mortgage Trust
Series 1997-2, Class IO [4,8] (Acquired 12/05/16, Cost $1, 0.0%)	0.00	06/15/27	8,740	9
Total Interest-Only Securities				2,002,582
Other – 3.7%
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	139	146,908

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Conseco Financial Corp.
Series 1997-7, Class A7	6.96%	07/15/28	$ 203	$ 205,148
Series 1997-2, Class A6	7.24	06/15/28	16	15,645
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	10,017	10,775,514
Mid-State Capital Corporation Trust
Series 2004-1, Class M1	6.50	08/15/37	3,552	3,819,659
Series 2004-1, Class M2	8.11	08/15/37	2,927	3,324,177
Series 2004-1, Class B	8.90	08/15/37	887	976,499
Mid-State Trust IV
Series 4, Class A	8.33	04/01/30	2,126	2,161,473
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	4,443	4,794,857
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	7,181	6,985,492
Series 2001-D, Class A4	6.93	09/15/31	966	876,714
Total Other				34,082,086
Residential Mortgage-Backed Securities – 41.2%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-OP1, Class A2D [1,5]	0.83	04/25/36	6,740	4,829,259
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,5,9]	0.72	04/25/47	15,556	12,776,318
Series 2006-OA17, Class 1A1A [1,5]	0.93	12/20/46	4,218	3,039,621
Series 2007-2CB, Class 2A11 [5]	0.98	03/25/37	5,860	3,327,041
Series 2005-51, Class 4A1 [1,5]	1.06	11/20/35	3,651	2,841,250
Series 2006-19CB, Class A9 [5]	1.28	08/25/36	4,617	2,897,800
Series 2007-12T1, Class A22	5.75	06/25/37	3,191	2,369,633
Series 2007-15CB, Class A5	5.75	07/25/37	1,869	1,625,849
Series 2007-15CB, Class A2	5.75	07/25/37	2,030	1,766,304
Series 2006-29T1, Class 2A5	6.00	10/25/36	2,733	2,097,314
Series 2006-45T1, Class 2A5	6.00	02/25/37	4,418	3,474,916
Series 2006-29T1, Class 2A6	6.50	10/25/36	4,289	3,419,866
Series 2006-23CB, Class 2A7 [4,10] (Acquired 12/05/16, Cost $2,872,212, 0.3%)	26.06	08/25/36	2,079	2,849,796
Series 2006-29T1, Class 3A3 [4,10] (Acquired 12/05/16, Cost $2,822,999, 0.3%)	72.49	10/25/36	852	2,670,584
BCAP LLC Trust
Series 2010-RR6, Class 1910 [1,3,5]	0.90	11/26/35	8,440	6,722,538
Series 2010-RR5, Class 5A10 [1,3,5]	0.90	11/26/35	6,733	5,378,402
Series 2012-RR4, Class 5A6 [3,4] (Acquired 12/05/16, Cost $5,991,777, 0.7%)	2.76	05/26/36	7,997	6,125,812
Series 2013-RR2, Class 3A2 [3,4] (Acquired 12/05/16, Cost $6,629,653, 0.7%)	2.96	03/26/36	6,619	6,093,659
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2	2.87	01/25/36	3,116	2,859,100
CHL Mortgage Pass-Through Trust
Series 2006-HYB5, Class 3A1B	3.15	09/20/36	4,853	3,862,505
Series 2006-HYB5, Class 3A1A	3.15	09/20/36	1,054	839,173

See Notes to Financial Statements.
2016 Annual Report11

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [3]	2.62%	04/25/45	$ 3,244	$ 2,920,931
Series 2012-6, Class 2A2 [3]	2.81	08/25/36	16,294	13,954,557
Series 2007-AR5, Class 1A2A	3.12	04/25/37	3,166	2,722,115
Series 2009-6, Class 19A2 [3,4] (Acquired 12/05/16, Cost $3,467,432, 0.3%)	6.00	03/25/36	4,327	3,209,502
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-5, Class A29	5.50	05/25/37	492	442,140
Series 2004-21, Class A10	6.00	11/25/34	186	192,038
Series 2007-18, Class 1A1	6.00	11/25/37	543	482,101
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2 [3]	3.02	09/27/36	4,667	4,066,567
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [5]	1.23	11/25/35	3,182	2,116,592
Series 2005-FA9, Class A1 [5]	1.28	12/25/35	2,859	1,891,738
First Republic Bank Mortgage Pass-Through Certificates Trust
Series 2000-FRB1, Class B3 [5]	1.09	06/25/30	63	41,496
GMAC Mortgage Home Equity Loan Trust
Series 2007-HE2, Class A2	6.05	12/25/37	2,353	2,302,782
Series 2007-HE2, Class A3	6.19	12/25/37	4,532	4,447,150
GMAC Mortgage Home Loan Trust
Series 2006-HLTV, Class A5 [1]	6.01	10/25/29	5,641	5,790,540
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	10,490	10,288,475
Series 1999-3, Class 1A7	7.27	06/15/29	7,426	7,389,709
GSAMP Trust
Series 2006-NC2, Class A2C [1,5]	0.74	06/25/36	822	512,676
Series 2006-HE8, Class A2C [1,5]	0.93	01/25/37	15,224	12,628,037
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,5]	0.73	01/25/37	11,059	8,020,540
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1	3.16	03/25/37	3,094	2,806,482
Series 2007-AR3, Class 1A1	3.43	07/25/37	4,781	4,182,367
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 [1,3,4] (Acquired 12/05/16, Cost $4,126,641, 0.4%)	5.77	09/25/35	4,018	4,077,736
Irwin Whole Loan Home Equity Trust
Series 2005-C, Class 2M3 [1,5]	2.58	03/25/25	727	720,329
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,5]	0.65	05/25/37	3,133	1,064,180
Series 2007-HE1, Class A2 [1,5]	0.70	05/25/37	4,988	1,707,704
Series 2007-HE1, Class A3 [1,5]	0.75	05/25/37	1,538	530,627
Series 2007-HE1, Class A4 [1,5]	0.82	05/25/37	2,916	1,017,066
Series 2006-HE3, Class A2 [1,5]	0.86	01/25/37	908	423,369
Series 2006-HE2, Class A3 [1,5]	0.92	08/25/36	16,505	6,395,331
Series 2006-HE3, Class A4 [1,5]	0.99	01/25/37	701	343,763
Series 2006-HE1, Class A4 [1,5]	1.36	03/25/36	638	404,370

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
JP Morgan Mortgage Trust
Series 2003-A1, Class B4	2.68%	10/25/33	$ 146	$ 65,577
Series 2003-A2, Class B4	3.19	11/25/33	78	10,197
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 [3,4] (Acquired 12/05/16, Cost $5,128,676, 0.5%)	2.80	03/26/37	5,770	4,933,322
MASTR Asset Backed Securities Trust
Series 2006-HE5, Class A3 [1,5]	0.74	11/25/36	18,108	11,675,521
Series 2006-NC3, Class A3 [1,5]	0.86	10/25/36	4,384	2,661,316
Series 2006-NC2, Class A4 [1,5]	0.91	08/25/36	11,447	5,838,499
Series 2006-NC3, Class A4 [1,5]	0.92	10/25/36	7,396	4,544,128
Series 2006-NC3, Class A5 [1,5]	0.97	10/25/36	3,729	2,303,074
Series 2006-NC2, Class A5 [1,5]	1.00	08/25/36	566	293,877
Series 2005-NC2, Class A4 [1,5]	1.28	11/25/35	12,785	8,622,519
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [1,3,5]	0.69	10/26/36	31,293	28,083,889
Series 2014-1R, Class 2A11 [3,5]	0.91	02/26/37	34,074	19,239,315
Series 2015-11R, Class 4A5 [3]	2.58	06/26/37	3,159	1,617,215
Series 2014-6R, Class 5A7 [3]	2.95	04/26/37	9,084	6,068,230
Series 2015-4R, Class 3A8 [3]	3.06	02/26/36	19,700	15,090,483
Series 2015-1R, Class 4A7 [3]	3.15	12/26/37	2,680	1,420,385
Series 2015-1R, Class 3A7 [3]	3.19	03/26/37	5,864	3,465,774
Series 2014-2R, Class 1A7 [3]	3.29	01/26/36	3,292	2,449,416
Series 2015-6R, Class 2A4 [3]	7.14	01/26/37	15,610	12,659,455
RALI Trust
Series 2007-QO3, Class A1 [1,5]	0.75	03/25/47	3,718	3,120,996
Series 2006-QO1, Class 2A1 [1,5]	0.86	02/25/46	3,104	1,833,394
Series 2006-QO7, Class 2A1 [5]	1.42	09/25/46	16,145	12,322,572
Series 2007-QS6, Class A2 [4,5,10] (Acquired 12/05/16, Cost $366,817, 0.1%)	50.65	04/25/37	229	470,467
Series 2006-QS14, Class A30 [4,5,10] (Acquired 12/05/16, Cost $405,111, 0.0%)	73.55	11/25/36	153	395,653
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [3,4] (Acquired 12/05/16, Cost $1,441,875, 0.2%)	5.75	01/26/36	1,500	1,507,521
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 [5]	1.29	10/25/35	3,115	2,338,222
Resix Finance Limited Credit-Linked Notes
Series 2003-CB1, Class B8 [3,4,5] (Acquired 12/05/16, Cost $307,141, 0.0%)	7.41	06/10/35	347	6,690
Series 2004-B, Class B9 [3,4,5] (Acquired 12/05/16, Cost $89,810, 0.0%)	8.91	02/10/36	90	3,054
RFMSI Trust
Series 2007-S3, Class 1A5	5.50	03/25/37	3,921	3,421,229
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B [1,5]	0.74	09/25/36	7,672	3,852,368
Series 2007-NC1, Class A2B [1,5]	0.74	12/25/36	5,444	3,003,960
Series 2007-BR4, Class A2B [1,5]	0.79	05/25/37	8,120	5,025,605
Series 2007-BR4, Class A2C [1,5]	0.88	05/25/37	6,495	4,071,756

See Notes to Financial Statements.
2016 Annual Report13

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
SECURITIZED CREDIT (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A [5]	1.27%	02/25/47	$ 4,591	$ 3,704,167
Series 2007-HY5, Class 3A1	2.45	05/25/37	2,613	2,378,387
Series 2007-HY5, Class 1A1	2.45	05/25/37	5,688	4,919,434
Series 2003-S1, Class B4 [3]	5.50	04/25/33	94	1
Series 2007-5, Class A11 [4,10] (Acquired 12/05/16, Cost $174,449, 0.0%)	35.97	06/25/37	82	162,049
Series 2005-6, Class 2A3 [4,10] (Acquired 12/05/16, Cost $123,500, 0.0%)	44.72	08/25/35	106	153,604
Wells Fargo Mortgage Backed Securities Trust
Series 2005-2, Class 1B1	5.50	04/25/35	5,619	5,272,731
Total Residential Mortgage-Backed Securities				377,965,802
Total SECURITIZED CREDIT (Cost $622,822,102)				597,318,825
CORPORATE CREDIT – 48.4%
Automotive – 1.0%
American Axle & Manufacturing, Inc. [9]	6.25	03/15/21	3,190	3,293,675
American Axle & Manufacturing, Inc. [2]	6.63	10/15/22	1,600	1,649,920
American Axle & Manufacturing, Inc. [2,9]	7.75	11/15/19	1,000	1,106,250
Ford Motor Co. [9]	6.50	08/01/18	3,100	3,306,302
Motors Liquidation Co. [6,11]	0.00	07/15/33	8,250	825
Total Automotive				9,356,972
Basic Industry – 7.4%
AK Steel Corp. [2,9]	7.63	05/15/20	2,850	2,907,000
AK Steel Corp. [2]	7.63	10/01/21	6,275	6,737,781
Alcoa Nederland Holding BV [3,9,12]	7.00	09/30/26	7,200	7,884,000
ArcelorMittal [2,9,12]	6.13	06/01/25	4,825	5,283,375
CalAtlantic Group, Inc . [2]	8.38	05/15/18	300	325,500
CalAtlantic Group, Inc . [2]	8.38	01/15/21	450	524,250
Cascades, Inc. [2,3,9,12]	5.50	07/15/22	3,000	3,045,000
Hexion, Inc. [9]	9.00	11/15/20	2,800	2,184,000
Hudbay Minerals, Inc. [2,3,12]	7.63	01/15/25	10,125	10,523,722
INEOS Group Holdings SA [2,3,9,12]	5.63	08/01/24	7,925	7,865,563
Millar Western Forest Products Ltd. [12]	8.50	04/01/21	1,575	866,250
PulteGroup, Inc. [2,9]	6.38	05/15/33	7,175	7,157,063
Toll Brothers Finance Corp. [2,9]	4.88	11/15/25	9,650	9,481,125
USG Corp. [9]	8.25	01/15/18	3,075	3,255,656
Total Basic Industry				68,040,285
Capital Goods – 0.9%
Ardagh Packaging Finance PLC [3,9,12]	6.75	01/31/21	3,625	3,733,750
Crown Cork & Seal Company, Inc. [2,9]	7.38	12/15/26	4,300	4,816,000
Total Capital Goods				8,549,750
Consumer Goods – 0.8%
ACCO Brands Corp. [2,9]	6.75	04/30/20	5,525	5,801,250

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Anheuser-Busch InBev Worldwide, Inc. [9]	7.75%	01/15/19	$ 1,000	$ 1,113,868
Total Consumer Goods				6,915,118
Energy – 10.0%
AmeriGas Finance LLC [9]	7.00	05/20/22	383	403,108
AmeriGas Partners LP	5.50	05/20/25	3,500	3,535,000
Blue Racer Midstream LLC [2,3,9]	6.13	11/15/22	6,575	6,575,000
Concho Resources, Inc. [2,9]	5.50	04/01/23	5,775	5,984,632
Crestwood Midstream Partners LP [2]	6.25	04/01/23	6,175	6,298,500
Dynagas LNG Partners LP [9,12]	6.25	10/30/19	2,825	2,697,875
EP Energy LLC [2,9]	6.38	06/15/23	3,725	2,942,750
EP Energy LLC [3]	8.00	11/29/24	4,950	5,319,765
Ferrellgas Partners LP [2,9]	8.63	06/15/20	4,575	4,506,375
Global Partners LP [2]	6.25	07/15/22	4,125	3,952,245
Holly Energy Partners LP [3]	6.00	08/01/24	1,375	1,433,438
Holly Energy Partners LP	6.50	03/01/20	3,000	3,097,500
ION Geophysical Corp. [3]	9.13	12/15/21	2,775	1,748,250
LBC Tank Terminals Holding Netherlands BV [3,9,12]	6.88	05/15/23	3,325	3,399,812
MPLX LP [9]	4.88	12/01/24	8,125	8,366,264
Precision Drilling Corp. [2,9,12]	6.63	11/15/20	2,780	2,821,985
Puma International Financing SA [3,12]	6.75	02/01/21	3,125	3,215,437
Range Resources Corp. [3]	5.75	06/01/21	3,600	3,771,000
Suburban Propane Partners LP [9]	5.50	06/01/24	1,375	1,392,188
Suburban Propane Partners LP [9]	7.38	08/01/21	2,800	2,898,000
Targa Pipeline Partners LP [9]	5.88	08/01/23	4,600	4,508,000
Targa Resources Partners LP [9]	5.25	05/01/23	4,700	4,747,000
Tesoro Logistics LP [9]	6.13	10/15/21	4,250	4,462,500
Trinidad Drilling Ltd. [2,3,9,12]	7.88	01/15/19	3,465	3,456,337
Total Energy				91,532,961
Healthcare – 3.9%
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,059,875
CHS/Community Health Systems, Inc. [2,9]	7.13	07/15/20	5,050	3,839,515
HCA, Inc. [2,9]	5.25	06/15/26	15,100	15,609,625
Kindred Healthcare, Inc. [2]	6.38	04/15/22	5,600	4,998,000
Quorum Health Corp. [2,3]	11.63	04/15/23	1,125	942,187
Tenet Healthcare Corp. [2]	8.13	04/01/22	10,000	9,435,000
Total Healthcare				35,884,202
Media – 4.0%
CCO Holdings LLC [2]	5.75	01/15/24	7,450	7,785,250
CCO Holdings LLC [3]	5.88	05/01/27	6,025	6,250,937
CSC Holdings LLC	5.25	06/01/24	7,450	7,282,375
CSC Holdings LLC [2,3]	10.88	10/15/25	5,850	6,961,500
Cumulus Media Holdings, Inc. [9]	7.75	05/01/19	3,055	1,250,641
iHeart Communications, Inc. [9]	9.00	03/01/21	3,550	2,627,000
Mediacom Broadband LLC [2]	6.38	04/01/23	4,550	4,777,500
Total Media				36,935,203

See Notes to Financial Statements.
2016 Annual Report15

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
Real Estate – 1.8%
Cedar Fair LP [2,9]	5.25%	03/15/21	$ 4,400	$ 4,543,000
Clear Channel Worldwide Holdings, Inc. [2]	7.63	03/15/20	750	749,528
Lamar Media Corp. [2,9]	5.38	01/15/24	6,350	6,572,250
New Albertsons, Inc. [2,9]	7.75	06/15/26	4,150	4,108,500
Total Real Estate				15,973,278
Retail – 0.5%
L Brands, Inc. [2,9]	7.60	07/15/37	3,900	3,987,750
L Brands, Inc. [9]	8.50	06/15/19	800	920,000
Total Retail				4,907,750
Services – 5.0%
Boyd Gaming Corp. [2,3,9]	6.38	04/01/26	9,750	10,500,750
GLP Capital LP [9]	5.38	11/01/23	4,525	4,841,750
H&E Equipment Services, Inc. [2,9]	7.00	09/01/22	5,650	5,946,625
Isle of Capri Casinos, Inc. [2]	5.88	03/15/21	2,550	2,639,250
MGM Growth Properties Operating Partnership LP [2,3]	5.63	05/01/24	9,000	9,427,500
MGM Resorts International [2]	8.63	02/01/19	175	196,656
Terex Corp. [9]	6.00	05/15/21	4,075	4,166,688
Terex Corp. [9]	6.50	04/01/20	2,000	2,040,000
United Rentals North America, Inc. [2,9]	5.75	11/15/24	5,050	5,302,500
United Rentals North America, Inc. [2]	7.63	04/15/22	596	627,290
Total Services				45,689,009
Telecommunications – 8.2%
CenturyLink, Inc. [2,9]	7.65	03/15/42	9,575	8,378,125
CyrusOne LP [2,9]	6.38	11/15/22	5,725	6,025,563
FairPoint Communications, Inc. [2,3,9]	8.75	08/15/19	5,850	6,105,937
Frontier Communications Corp. [2,9]	11.00	09/15/25	7,925	8,182,562
Intelsat Jackson Holdings SA [2,12]	5.50	08/01/23	600	404,280
Intelsat Luxembourg SA [9,12]	7.75	06/01/21	2,554	836,435
Intelsat Connect Finance SA [3,9,12]	12.50	04/01/22	3,448	2,120,520
Level 3 Financing, Inc. [2,9]	5.38	05/01/25	9,375	9,562,500
Qwest Capital Funding, Inc. [2,9]	6.88	07/15/28	1,075	975,563
SBA Communications Corp. [2]	4.88	07/15/22	6,375	6,470,625
T-Mobile USA, Inc. [2,9]	6.63	04/01/23	5,240	5,554,400
Tyco Electronics Group SA [9,12]	6.55	10/01/17	500	518,625
Windstream Services LLC [2,9]	7.50	06/01/22	10,900	10,682,000
Zayo Group LLC [2]	6.00	04/01/23	9,050	9,412,000
Total Telecommunications				75,229,135
Transportation – 1.3%
DP World Ltd. [3,9,12]	6.85	07/02/37	2,450	2,611,641
DP World Sukuk Ltd. [3,9,12]	6.25	07/02/17	400	408,798
Teekay Offshore Partners LP [9,12]	6.00	07/30/19	3,750	3,150,000
Watco Companies LLC [3,9]	6.38	04/01/23	5,050	5,226,750
Total Transportation				11,397,189
Utility – 3.6%
AES Corp. [2,9]	5.50	03/15/24	3,700	3,764,750

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE CREDIT (continued)
AES Corp. [9]	4.88%	05/15/23	$ 4,250	$ 4,197,725
Calpine Corp. [2]	5.75	01/15/25	5,375	5,186,875
Dynegy, Inc. [2]	6.75	11/01/19	5,850	5,952,375
NRG Energy, Inc. [2]	6.25	07/15/22	6,100	6,115,250
NRG Yield Operating LLC [9]	5.38	08/15/24	7,875	7,914,375
Total Utility				33,131,350
Total CORPORATE CREDIT (Cost $449,022,308)				443,542,202
TERM LOANS – 0.6%
FMG Resources August 2006 Property Ltd. [5,7,14]	3.75	06/30/19	1,395	1,398,102
MEG Energy Corp. [5,7,14]	3.75	03/31/20	4,498	4,363,098
Total TERM LOANS (Cost $5,893,351)				5,761,200

	Shares	Value
COMMON STOCKS – 9.3%
Consumer Cyclical – 0.2%
Ford Motor Co. [9]	61,300	$ 743,569
General Motors Company [9]	22,276	776,097
Total Consumer Cyclical		1,519,666
Consumer Non-Cyclical – 0.1%
B&G Foods, Inc. [9]	13,810	604,878
Electric Utilities & Generation – 0.0%
Vistra Energy Corp. [9]	25,848	400,645
Energy – 0.1%
Arch Coal Inc. [9,13]	4,091	319,265
Breitburn Energy Partners LP [13]	13,075	3,268
EnLink Midstream Partners LP [9]	7,800	143,676
ION Geophysical Corp. [13]	27,750	166,500
Thunderbird Resources Equity, Inc. [4,6,7,13]	11	425,422
Total Energy		1,058,131
Industrial – 0.1%
General Electric Co. [9]	37,450	1,183,420
Midstream – 3.3%
Enable Midstream Partners LP [9]	95,300	1,499,069
EQT Midstream Partners LP [9]	72,900	5,589,972
Phillips 66 Partners LP [9]	48,700	2,368,768
Rice Midstream Partners LP [9]	265,600	6,528,448
Sunoco Logistics Partners LP [9]	215,000	5,164,300
Targa Resources Corp. [9]	13,800	773,766
Tesoro Logistics LP [9]	46,600	2,367,746
Western Gas Partners LP [9]	104,200	6,122,792
Total Midstream		30,414,861
Other – 0.0%
EV Energy Partners LP [13]	7,900	16,511

See Notes to Financial Statements.
2016 Annual Report17

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Pipelines – 5.4%
Boardwalk Pipeline Partners LP [9]	482,000	$ 8,367,520
Buckeye Partners LP [9]	23,200	1,534,912
Enbridge Energy Partners LP [9]	196,200	4,999,176
Energy Transfer Partners LP [9]	237,600	8,508,456
Enterprise Products Partners LP [9]	448,100	12,116,624
MPLX LP [9]	164,300	5,688,066
NuStar GP Holdings LLC [9]	60,300	1,742,670
Plains All American Pipeline LP [9]	117,300	3,787,617
Williams Partners LP [9]	64,200	2,441,526
Total Pipelines		49,186,567
Telecommunications – 0.1%
CenturyLink, Inc. [9]	33,160	788,545
Verizon Communications, Inc. [9]	7,500	400,350
Total Telecommunications		1,188,895
Total COMMON STOCKS (Cost $88,795,144)		85,573,574
PREFERRED STOCKS – 1.5%
Retail – 0.5%
Kimco Realty Corp., 6.00%	157,837	3,843,331
Regency Centers Corp., 6.63%	21,213	532,446
Total Retail		4,375,777
Self Storage – 1.0%
Public Storage, 6.00%	360,000	9,111,600
Total PREFERRED STOCKS (Cost $13,502,399)		13,487,377
EXCHANGE TRADED FUND – 0.3%
Other – 0.3%
SPDR® Bloomberg Barclays High Yield Bond ETF [9]	80,500	2,934,225
Total EXCHANGE TRADED FUND (Cost $2,656,613)		2,934,225

	Shares	Value
WARRANTS – 0.1%
Consumer Cyclical – 0.1%
General Motors Co. [13] Expiration: July 2019 Exercise Price: $18.33	34,193	$ 585,726

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

Brookfield Real Assets Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
WARRANTS (continued)
Energy – 0.0%
Arch Coal, Inc. [13] Expiration: October 2023 Exercise Price: $57.00	8,808	$ 325,718
Total WARRANTS (Cost $4,836,918)		911,444
Total Investments – 125.9% (Cost $1,192,740,787)		1,155,180,579
Liabilities in Excess of Other Assets – (25.9)%		(237,587,542)
TOTAL NET ASSETS – 100.0%		$ 917,593,037

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
2	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the total value of all such securities was $331,864,809 or 36.2% of net assets.
4	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of December 31, 2016, the total value of all such securities was $62,241,118 or 6.8% of net assets.
5	— Variable rate security – Interest rate shown is the rate in effect as of December 31, 2016.
6	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2016, the total value of all such securities was $15,680,365 or 1.7% of net assets.
7	— Private Placement.
8	— Interest rate is based on the notional amount of the underlying mortgage pools.
9	— All or a portion of this security is pledged as collateral for credit facility.
10	— Security is an inverse floating rate bond.
11	— Issuer is currently in default on its regularly scheduled interest payment.
12	— Foreign security or a U.S. security of a foreign company.
13	— Non-income producing security.
14	— Payment in kind security.

See Notes to Financial Statements.
2016 Annual Report19

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities, at value (cost $1,192,740,787)	$1,155,180,579
Cash	51,766,556
Cash on deposit with brokers for reverse repurchase agreements	2,681,590
Interest and dividends receivable	9,341,976
Receivable for investments sold	3,895,896
Total assets	1,222,866,597
Liabilities:
Reverse repurchase agreements (Note 8)	122,682,176
Payable for credit facility (Note 8)	180,000,000
Interest payable for credit facility and reverse repurchase agreements (Note 8)	136,486
Payable for investments purchased	1,422,285
Investment advisory fee payable, net (Note 6)	516,114
Administration fee payable (Note 6)	152,665
Directors' fee payable	18,604
Accrued expenses	345,230
Total liabilities	305,273,560
Commitments and contingencies (Note 12)
Net Assets	$ 917,593,037
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 9)	$ 36,497
Additional paid-in capital (Note 9)	1,010,545,900
Accumulated net realized loss on investment transactions	(55,429,100)
Net unrealized depreciation on investments and foreign currency translations	(37,560,260)
Net assets applicable to capital stock outstanding	$ 917,593,037
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,496,937
Net asset value per share	$ 25.14

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Operations
For the Period December 5, 2016 (commencement of operations) to December 31, 2016

Investment Income (Note 2):
Interest	$ 6,354,653
Dividends	281,259
Total income	6,635,912
Expenses:
Investment advisory fees (Note 6)	952,753
Administration fees (Note 6)	142,913
Audit and tax services	48,200
Reports to stockholders	31,431
Directors' fees	16,749
Fund accounting fees	13,564
Miscellaneous	10,215
Insurance	7,988
Legal fees	2,675
Custodian fees	2,019
Transfer agent fees	1,763
Total operating expenses	1,230,270
Interest expense on credit facility and reverse repurchase agreements (Note 8)	435,789
Total expenses	1,666,059
Less expenses waived and reimbursed by the investment adviser (Note 6)	(483,735)
Net expenses	1,182,324
Net investment income	5,453,588
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(333,439)
Net change in unrealized appreciation (depreciation) on:
Investments	7,311,932
Foreign currency translations	(52)
Net change in unrealized appreciation (depreciation)	7,311,880
Net realized and unrealized gain	6,978,441
Net increase in net assets resulting from operations	$12,432,029

See Notes to Financial Statements.
2016 Annual Report21

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Changes in Net Assets

For the Period December 5, 2016 (commencement of operations) to December 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 5,453,588
Net realized loss on investment transactions	(333,439)
Net change in unrealized appreciation on investments and foreign currency translations	7,311,880
Net increase in net assets resulting from operations	12,432,029
Distributions to Stockholders:
Net investment income	(5,453,588)
Return of capital	(1,809,303)
Total distributions paid	(7,262,891)
Capital Stock Transactions:
Capital received as a result of shares issued due to Reorganizations (Note 10)	912,423,899
Net increase in net assets from capital stock transactions	912,423,899
Total increase in net assets	917,593,037
Net Assets:
Beginning of period	—
End of period	$917,593,037
Undistributed net investment income	$ —
Share Transactions:
Shares issued due to Reorganizations (Note 10)	36,496,937

See Notes to Financial Statements.
22Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Cash Flows
For the Period December 5, 2016 (commencement of operations) to December 31, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 12,432,029
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(200,951,383)
Proceeds from disposition of long-term portfolio investments and principal paydowns	171,258,315
Acquired from Reorganizations*	16,789,725
Increase in cash on deposit with brokers for reverse repurchase agreements	(2,681,590)
Increase in interest and dividends receivable	(9,341,976)
Increase in interest payable for credit facility and reverse repurchase agreements	136,486
Increase in investment advisory fee payable, net	516,114
Increase in administration fee payable	152,665
Increase in directors' fee payable	18,604
Increase in accrued expenses	345,230
Net amortization on investments and paydown gains or losses on investments	(2,210,951)
Net change in unrealized appreciation on investments	(7,311,932)
Net realized loss on investment	333,439
Net cash used for operating activities	(20,515,225)
Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	122,682,176
Cash provided by credit facility	180,000,000
Distributions paid to stockholders	(7,262,891)
Cash paid for fractional shares during Reorganizations	(6,942)
Net cash received from subscriptions	100,000
Cash provided by target funds during Reorganizations	49,042,110
Acquired from Reorganizations*	(272,272,672)
Net cash provided by financing activities	72,281,781
Net increase in cash	51,766,556
Cash at beginning of period	—
Cash at end of period	$ 51,766,556
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the period ended December 31, 2016, totaled $299,303.
* Capital received due to Reorganizations was $912,423,899. The Acquired from Reorganizations amount included in the operating activities is the other assets and liabilities from the Target Funds. The Acquired from Reorganizations amount included in the financing activities is the reverse repurchase agreements and credit facility from the Target Funds.

See Notes to Financial Statements.
2016 Annual Report23

BROOKFIELD REAL ASSETS INCOME FUND INC.
Financial Highlights

For the period from December 5, 2016[1] to December 31,
2016
Per Share Operating Performance:
Net asset value, beginning of period	$ 25.00
Net investment income[2]	0.15
Net realized and unrealized gain on investment transactions	0.19
Net increase in net asset value resulting from operations	0.34
Distributions from net investment income	(0.15)
Return of capital distributions	(0.05)
Total distributions paid	(0.20)
Net asset value, end of period	$ 25.14
Market price, end of period	$ 22.31
Total Investment Return on Net asset value#	1.36% [5]
Total Investment Return on Market price†	0.50% [3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$917,593
Operating expenses excluding interest expense	1.70% [6]
Interest expense	0.60% [6]
Total expenses	2.30% [6]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.03% [6]
Net investment income	8.13% [6]
Net investment income, excluding the effect of fee waivers and reimbursement	7.46% [3]
Portfolio turnover rate	15% [4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$4,032

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Commencement of operations.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
[4]	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.
[5]	Not annualized.
[6]	Annualized.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
24Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements
December 31, 2016

1.Organization
Brookfield Real Assets Income Fund Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formed from the reorganizations of three closed-end funds, as further described below, and commenced operations on December 5, 2016. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and NASDAQ Stock Market and trade under the ticker symbol “RA" and "XRAIX", respectively. The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund was formed from the reorganizations of each of Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI), Brookfield High Income Fund Inc. (NYSE: HHY), and Brookfield Total Return Fund Inc. (NYSE: HTR) (collectively, the “Target Funds”) into the Fund (each, a “Reorganization” and together, the “Reorganizations”). As a result of the Reorganizations, common stockholders of HHY, HTR and BOI, respectively, received an amount of RA common shares equal to the aggregate net asset value of their holdings of HHY, HTR and BOI common shares, as applicable, as determined at the close of business on December 2, 2016. As a result of the Reorganizations, the assets of the Target Funds were combined, and the stockholders of each Target Fund became stockholders of the Fund. Details of the Reorganizations are further described in Note 10 – Fund Reorganizations.
The Fund is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations date on December 5, 2016, and there is no historical performance or other information to present for the Target Funds.
The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, “Real Asset Companies and Issuers”).
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). The Fund may change the 80% Policy without stockholder approval, upon at least 60 days’ prior written notice to stockholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and
2016 Annual Report25

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
26Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
2016 Annual Report27

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Asset Type	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 5,651,732	$ —	$ 5,651,732
Securitized Credit	—	512,131,212	85,187,613	597,318,825
Corporate Credit	—	443,541,377	825	443,542,202
Term Loans	—	5,761,200	—	5,761,200
Common Stocks	85,148,152	—	425,422	85,573,574
Preferred Stocks	13,487,377	—	—	13,487,377
Exchange Traded Fund	2,934,225	—	—	2,934,225
Warrants	585,726	325,718	—	911,444
Total	$ 102,155,480	$ 967,411,239	$ 85,613,860	$1,155,180,579
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2016.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Asset Type	Value as of December 31, 2016	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(2)
Securitized Credit
Class B Notes	$14,894,965	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5%-12.0% (10.5%)	Decrease
LNR CDO V Ltd., Series 2007-1A, Class F	—	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	—	Decrease
Morgan Stanley Capital I, Inc., Series 1998-HF1, Class K	359,153	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.00% (7.00%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Discounted Cash Flow	Anticipated Residual Value	$0.01 ($0.01)	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	425,422	Analysis of Enterprise Value	Enterprise value	$36,055-$43,539 ($39,750)	Increase
Total	$15,680,365

(1) The table above does not include Level 3 securities that are valued by a single broker or pricing services that used a single broker quote. At December 31, 2016, the value of the securities was $69,933,495. The inputs for the securities listed in the table above are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(2) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
28Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 5, 2016(1)	$ —	$ —	$ —	$ —
Acquired from Reorganizations	85,292,160	825	425,422	85,718,407
Accrued Discounts (Premiums)	264,413	—	—	264,413
Realized Gain (Loss)	29,813	—	—	29,813
Change in Unrealized Appreciation (Depreciation)	(158,847)	—	—	(158,847)
Purchases at cost	27,222	—	—	27,222
Sales proceeds	(267,148)	—	—	(267,148)
Balance as of December 31, 2016	$85,187,613	$825	$425,422	$85,613,860
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (158,847)	$ —	$ —	$ (158,847)

(1) From the commencement of operations on December 5, 2016.
The fair value of the Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2016, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the period from December 5, 2016 to December 31, 2016, there were no transfers between the three Levels noted above. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2016, open taxable year consisted of the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.
2016 Annual Report29

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2016, the FASB issued ASU 2016-15 Classification of Certain Cash Receipts and Cash Payments which amends ASC Topic 230 Statement of Cash Flows to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
3.Investments in Securities
When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
4.Derivative Financial Instruments
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into,
30Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.
5.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
6.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes).
Pursuant to the operating expenses limitation agreement approved by the Board on May 12, 2016, the Adviser has agreed to waive its fees or reimburse expenses for two years following the commencement of operations of the
2016 Annual Report31

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Fund so that the total annual operating expense ratio of the Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business). This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board or the Fund’s Advisory Agreement terminates.
The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
7.Purchases and Sales of Investments
For the period from December 5, 2016 to December 31, 2016, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and reverse repurchase agreements were $202,373,668 and $167,590,669, respectively. For the period from December 5, 2016 to December 31, 2016, purchases or sales of U.S. Government securities were $0 and $7,563,542, respectively. The Fund acquired investments valued at $1,118,771,678 from the Reorganizations and these are excluded in the amounts above.
The Fund is permitted to purchase securities from and sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended December 31, 2016, the Fund’s purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were $388,024 and $0, respectively.
8.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the period from December 5, 2016 to December 31, 2016, the average interest rate paid under the line of credit was 1.66% of the total line of credit amount available to Fund.
Total line of credit amount available	$180,000,000
Line of credit outstanding at December 31, 2016	180,000,000
Line of credit amount unused at December 31, 2016	—
Average balance outstanding during the period	117,272,357
Interest expense incurred on line of credit during the period	182,689
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a
32Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At December 31, 2016, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Goldman Sachs	0.99%	12/05/16	02/03/17	$ 4,362,000	$ 4,365,239
JPMorgan Chase	0.75%	12/27/16	01/03/17	3,133,281	3,133,608
JPMorgan Chase	1.05%	12/20/16	01/19/17	691,100	691,342
JPMorgan Chase	1.69%	12/19/16	01/17/17	4,795,795	4,798,720
RBC Capital Markets	1.69%	12/05/16	03/06/17	34,372,000	34,415,609
RBC Capital Markets	1.74%	12/05/16	03/06/17	13,458,000	13,475,579
RBC Capital Markets	1.76%	12/15/16	03/15/17	10,572,000	10,580,804
RBC Capital Markets	1.79%	12/19/16	03/20/17	45,130,000	45,159,223
RBC Capital Markets	1.79%	12/21/16	03/21/17	5,787,000	5,790,173
RBC Capital Markets	1.81%	12/15/16	03/15/17	381,000	381,326
Total	$122,682,176	$122,791,623
(1)The average daily balance of reverse repurchase agreements outstanding for the Fund during the period from December 5, 2016 to December 31, 2016, was $171,778,452 at a weighted average daily interest rate of 1.86%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$—	$ 691,100	$ 4,362,000	$—	$ 5,053,100
Corporate Credit	—	7,929,076	109,700,000	—	117,629,076
Total	$—	$8,620,176	$114,062,000	$—	$122,682,176
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
2016 Annual Report33

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$122,682,176	$—	$122,682,176	$(122,682,176)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
9.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 36,496,937 shares outstanding at December 31, 2016 for the Fund, the Adviser owns 13,367 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board has authorized the repurchase of an aggregate of up to 10% of the Fund’s outstanding shares in open-market transactions during the period beginning on December 5, 2016, and ending on December 5, 2017. The Fund's Board of Directors has delegated to the Adviser, the discretion to determine the amount and timing of repurchases of shares of the Fund in accordance with the best interests of the Fund, and subject to applicable legal limitations. The Board authorized the share repurchase program as a result of its review of the options available to enhance stockholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share.
34Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

10.Fund Reorganizations
The Reorganizations were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds' stockholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds' stockholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized depreciation of the investments of the Target Funds as of the date of the Reorganizations, were as follows:
	Brookfield Mortgage Opportunity Income Fund Inc. (BOI)	Brookfield High Income Fund Inc. (HHY)	Brookfield Total Return Fund Inc. (HTR)
Cost of investments	$ 453,411,977	$ 283,749,408	$426,482,433
Fair value of investments	430,226,599	268,522,177	420,022,902
Net unrealized depreciation of investments	(23,185,378)	(15,227,231)	(6,459,531)
The components of net assets immediately before the Reorganizations were $1,109,664,809 for capital stock, $(7,767,981) for distributions in excess of net investment income, $(144,693,847) for accumulated net realized loss and $(44,872,140) for net unrealized depreciation.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward by the Fund.
Share Transactions
The shares outstanding, net assets and NAV per share outstanding immediately prior to the Reorganizations are as follows:
	Brookfield Mortgage Opportunity Income Fund Inc. (BOI)	Brookfield High Income Fund Inc. (HHY)	Brookfield Total Return Fund Inc. (HTR)	Brookfield Real Assets Income Fund Inc. (RA)	Total
Net assets	$372,873,573	$204,972,992	$334,484,276	$100,000	$912,430,841
Shares outstanding	22,713,931	25,532,427	13,961,565	4,000	62,211,923
NAV per share	$ 16.4161	$ 8.0279	$ 23.9575	$ 25.00	N/A
Exchange ratio	0.65664	0.32112	0.95830	N/A	N/A
Shares received post reorganizations	14,914,876	8,198,973	13,379,368	4,000	36,497,217
The shares outstanding, net assets and NAV per share outstanding immediately after the Reorganizations are as follows:
Net Assets(1)	$912,423,899
Shares outstanding(1)	36,496,937
NAV per share	$ 25.00

(1) Fractional Fund shares were not issued in the Reorganizations and consequently cash was distributed for any such fractional amounts. $6,942 was distributed in cash for 280 shares.
2016 Annual Report35

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Pro Forma Results of Operations
There are no pro forma results of operations to present for the Fund from the period January 1, 2016, the beginning of the Target Funds' current fiscal period, through December 5, 2016, as the Fund had not commenced operations prior to the closing of the Reorganizations.
Because the combined investment portfolios for the Fund has been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Fund since the Reorganizations were consummated.
Costs and Expenses
The Adviser assumed expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganizations Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred in preparing the Target Funds and the Fund’s Board materials, attending the and Target Funds and the Fund’s Board meetings and preparing the minutes, auditing fees associated with Target Funds and the Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations.
11.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the period from December 5, 2016 to December 31, 2016 was as follows:
Ordinary income	$5,453,588
Return of capital	1,809,303
Total distributions	$7,262,891
At December 31, 2016, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards(1)	$(55,429,100)
Other accumulated losses	(52)
Tax basis unrealized depreciation on investments	(37,560,208)
Total tax basis net accumulated losses	$(92,989,360)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,192,740,787	$23,028,791	$(60,588,999)	$(37,560,208)
36Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

As part of the Reorganizations, the Fund assumed the capital loss carryforwards of the Target Funds. Prior to the closing of the Reorganizations, the Target Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.
This table below shows the capital loss carryforwards of the Fund and the capital loss carryforwards that were assumed by the Fund upon the closing of the Reorganizations:
Capital Loss Carryforwards:	Expires:	Limitation:
$712,770 (Short-term)	N/A	N/A
$564,228 (Long-term)	N/A	N/A
$15,327,160	N/A	12/31/2017
$14,127,284	N/A	12/31/2018
$1,199,874	12/31/2018	12/31/2018
$9,707,822	N/A	12/31/2019
$5,374,891	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$1,527,979	N/A	12/31/2023
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At December 31, 2016, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Additional paid-in capital	Accumulated net realized loss
$55,095,661	$(55,095,661)
12.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
13.Litigation
In connection with the reorganizations of certain predecessor Closed-End Funds,1 the Fund assumed all rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below), including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding captioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants. Subsequent to the Class Action settlement,
2016 Annual Report37

BROOKFIELD REAL ASSETS INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).
One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a claim under Section 11 of the Securities Act of 1933 (“1933 Act”) against RMK Multi-Sector High Income Fund, Inc. (“RHY”, now known as Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleged resulted in damages in excess of $342,000. The parties to the Small Action subsequently settled the case at a Court-ordered mediation.
In another case, the Starnes Action, the Court initially dismissed all claims brought by three of the five plaintiffs. For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court initially dismissed the claim under Section 12(a)(2) of the 1933 Act against RHY, but declined to dismiss a Rule 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY. The Closed-End Funds and non-fund defendants thereafter filed motions to reconsider the Court’s rulings in the Starnes Action and Stein Action, which the Court granted, dismissing both cases in their entirety. Plaintiffs appealed the dismissals of the Starnes Action and Stein Action to the Sixth Circuit Court of Appeals (the “Sixth Circuit”), and the cases were consolidated for briefing. The Sixth Circuit heard oral argument on the appeal on April 19, 2016 and affirmed the dismissals of the Starnes Action and Stein Action in a May 19, 2016 opinion.
In the Adkins Action, brought on behalf of approximately one hundred plaintiffs, the Court granted defendants’ motion to dismiss in its entirety. Plaintiffs filed a motion to reconsider the Court’s ruling. On March 9, 2016, the Court granted plaintiffs’ motion to reconsider and vacated its prior order dismissing the case. On April 21, 2016, defendants filed a motion to reconsider the Court’s March 9, 2016 ruling. On November 15, 2016, the Court granted defendants’ motion to reconsider and dismissed all of plaintiffs’ claims against all defendants with prejudice. The time to appeal the Court’s dismissal expired on or about December 15, 2016.
This concludes the Closed-End Opt-Out Action litigation in which the Closed-End Funds were named defendants.
1 Effective August 13, 2014, each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Closed-End Funds”) reorganized into the Brookfield High Income Fund Inc., which was subsequently reorganized into the Fund.
14.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1990	January 19, 2017	January 26, 2017
$0.1990	February 16, 2017	February 23, 2017
As of February 24, 2017, 9,000 shares have been repurchased at an aggregate cost of $205,605 and at an average discount of 10.29% to net asset value. All shares repurchased have been retired.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
38Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2016

To the Board of Directors and Stockholders of
Brookfield Real Assets Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period December 5, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Real Assets Income Fund Inc. as of December 31, 2016, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from December 5, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 24, 2017
2016 Annual Report39

BROOKFIELD REAL ASSETS INCOME FUND INC.
Tax Information (Unaudited)
December 31, 2016

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2016) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 24.9% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statement of Changes in Net Assets and Financial Highlights.
For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 0%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0%.
40Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Compliance Certification (Unaudited)
December 31, 2016

On December 5, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers will make quarterly certifications, included in filings with the SEC on Forms N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2016 Annual Report41

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7
Independent Director Class II Director to serve until 2018 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & Co-CEO of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	7
Independent Directors Class III Director to serve until 2019 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	7
42Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served Since 2016	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	7
2016 Annual Report43

BROOKFIELD REAL ASSETS INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2016	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2016	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2016	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2016	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
44Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreement (Unaudited)

At the organizational meeting held on May 12, 2016, the Board, including a majority of the Independent Directors, considered and approved the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund, and the Sub-Advisory Agreement between Schroder Investment Management North America Inc. (the “Sub-Adviser”) and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”). In approving the Agreements, the Board, including a majority of the Independent Directors, determined that the fee structures were fair and reasonable and that approval of the Agreements was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information received from the Adviser and the Sub-Adviser at the Board meeting. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon 1) a comprehensive description of the investment advisory and other services to be provided to the Fund, 2) a list of personnel who will furnish such services and a description of their duties and qualifications, 3) performance data with respect to comparable investment companies and accounts managed by the Adviser, 4) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices, 5) recent financial statements of the Adviser and 6) information setting for the Adviser’s adherence to compliance policies and regulatory matters. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
In considering the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund, the Board took into account the extensive responsibilities that the Sub-Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and objective, review of brokerage matters including with respect to trade with respect to a portion of the Fund allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring process. The Board considered the Sub-Adviser's current level of staffing and their overall resources. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding the investment personnel who would be providing services to the Fund. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund's investment restrictions and other requirements. The Board further took into account its knowledge of the portfolio managers of the Sub-Adviser through information provided to the Board prior to its consideration of the Sub-Advisory Agreement and from their many years as investment personnel at the Adviser. The Board also recognized the Sub-Adviser's reputation and experience in serving as investment adviser to other funds and accounts. The Board considered its investment process and philosophy. The Board took into account that the Sub-Adviser's responsibilities would include the development and maintenance of investment programs for a portion of the Fund which would be consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that it would provide high quality investment services to the Fund.
THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board considered the performance of comparable investment companies and accounts managed by the Adviser.
2016 Annual Report45

BROOKFIELD REAL ASSETS INCOME FUND INC.
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreement (Unaudited)
(continued)

With respect to the Sub-Adviser, while the Sub-Adviser was newly approved by the Board, the Board did consider the Fund's investment policies and strategy and noted the performance of other Funds' while they were managed by the portfolio managers as historical employees of the Adviser.
THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITS TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
With respect to the Sub-Adviser, the Board considered the proposed Sub-Advisory fee payable under the Sub-Advisory Agreement, and took into account that the proposed fee was consistent with management fees charged by the Sub-Adviser to comparable funds. The Board also noted that the Sub-Advisory fee for the Fund would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund. The Board concluded that the contract rate Sub-Advisory fee and net fund expenses for the Fund were reasonable.
In considering the expected profitability to the Sub-Adviser in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement would be paid by the Adviser out of the fees that it receives under the Advisory Agreement, so that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by the Adviser to the Sub-Adviser, the Board relied on the ability of the Adviser to negotiate the Sub-Advisory Agreement and the fees thereunder at arm's length with an unaffiliated Sub-Adviser. For each of the above reasons, the Board concluded that the profitability to the Sub-Adviser from its relationship with the Fund was not a material factor in approval of the Sub-Advisory Agreement.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Fund justify a reduction of the rate of the advisory fees as applied to larger amounts of assets under management. The Board concluded that the Fund, as a Closed-End Fund, was unlikely to materially increase in the new future.
With respect to the Sub-Adviser, the Board also considered the probable effect of the Fund's growth in size on its performance and fees. The Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. For similar reasons as stated above with respect to the Sub-Adviser's profitability and based upon the expected portion of the Fund to be managed by the Sub-Adviser, the Board concluded that the potential for economies of scale in the Sub-Adviser's management of the Fund was not a material factor in the approval of the Sub-Advisory Agreement at this time.
OTHER FACTORS. As part of its evaluation of the Adviser’s and Sub-Adviser's compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates, and Sub-Adviser from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to each by virtue of the advisory relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser and the Sub-Adviser to the Fund.
46Brookfield Investment Management Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2016 Annual Report47

BROOKFIELD REAL ASSETS INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
48Brookfield Investment Management Inc.

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Sub-Adviser
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor
New York, New York 10022-6225
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Corporate Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore. Messrs. McFarland, Kuczmarski and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s most recent fiscal year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) was $42,000 for the fiscal year ended December 31, 2016.

(b)	Audit-Related Fees

There was no fees billed by Deloitte to the Fund in its most recent fiscal year for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s most recent fiscal year, there was no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal year ended December 31, 2016, Deloitte billed the Registrant aggregate fees of $6,200. The bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s most recent fiscal year, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds was $0 for the fiscal year ended December 31, 2016.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal year ended December 31, 2016. During the same period, there was no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal year ended December 31, 2016, for non-audit services rendered to the Fund and Fund Service Providers were $236,200. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $230,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees the fiscal years ended December 31, 2016 was $230,000, was billed by Deloitte to Brookfield Investment Management Inc. (the “Adviser”)

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Mr. Noble is the CEO and Chief Investment Officer of the Adviser as well as a Portfolio Manager for the Adviser’s global infrastructure securities business. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the Adviser’s public equity and credit securities investment strategies. Mr. Noble has been a Portfolio Manager for the Adviser’s global infrastructure securities platform since its inception in 2008. Mr. Noble has over 16 years of investment experience and has held multiple positions within Brookfield over the last 10 years, including significant roles within capital markets activities and infrastructure investment. Mr. Noble previously spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from York University’s Schulich School of Business and a Bachelor of Commerce degree from Mount Allison University.

Larry Antonatos – Managing Director, Portfolio Manager

Mr. Antonatos is a Portfolio Manager for the Adviser’s Diversified Real Assets strategy. He oversees the portfolio construction process, including execution of the Adviser’s asset allocation process. Prior to joining the Adviser in 2011, Mr. Antonatos was a portfolio manager for a US REIT strategy for ten years. He also has investment experience with direct property, CMBS, and mortgage loans. Mr. Antonatos earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA – Managing Director

Mr. Erikson joined the Adviser in 2006. Mr. Erikson is a Portfolio Manager, Head of the Global Corporate Credit Team and has over 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc..

Mark Shipley, CFA – Managing Director

Mr. Shipley joined the Adviser in 2006. He is a Portfolio Manager on the Global Corporate Credit Team and has 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1991. He was a Senior Credit Analyst and Senior Trader on the High Yield Team. Mr. Shipley earned a Bachelor of Arts degree in Finance from Northeastern University. He holds the Chartered Financial Analyst designation and is a member of The Boston Security Analysts Society, Inc.

Schroder Investment Management North America Inc. (the “Sub-Adviser”)

Michelle Russell-Dowe – Head of Securitized Credit

Michelle Russell-Dowe is the Head of Securitized Credit. In her role, she manages the Securitized Credit Investment Team and serves as lead portfolio manager for the firm’s dedicated securitized product strategies. Ms. Russell-Dowe joined Schroders in 2016, when her business was acquired by Schroders, from Brookfield Investment Management. Michelle has 22 years of experience, including 17 years at Brookfield.

Jeffrey Williams, CFA – Portfolio Manager

Mr. Williams is a Portfolio Manager on the Securitized Credit Team. Mr. Williams maintains a particular focus on CMBS and commercial mortgage related assets. Mr. Williams has over 29 years of experience in commercial real estate, specializing in subordinate CMBS, investment grade CMBS, CDOs, derivatives and REITs. Mr. Williams has an MBA from Georgia State University and a BA from the University of South Florida.

Anthony Breaks, CFA – Portfolio Manager

Mr. Breaks is a Portfolio Manager on the Securitized Credit Team. He has over 18 years of investment experience in securitized credit. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology.

Management of Other Accounts

Adviser

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	5	$1,663,293,789	0	$0
	Other Pooled Investment Vehicles	11	$1,694,009,375	3	$301,501,846
	Other Accounts	13	$948,720,686	0	$0

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Larry Antonatos	Registered Investment Company	1	$61,570,416	0	$0
	Other Pooled Investment Vehicles	1	$77,821,336	0	$0
	Other Accounts	1	$63,041,799	0	$0

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Dana Erikson, CFA	Registered Investment Company	2	$128,376,191	0	$0
	Other Pooled Investment Vehicles	2	$46,180,670	1	$37,047,182
	Other Accounts	2	$14,943,393	0	$0

Mr. Shipley manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Shipley as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mark Shipley, CFA	Registered Investment Company	2	$128,376,191	0	$0
	Other Pooled Investment Vehicles	2	$46,180,670	1	$37,047,182
	Other Accounts	2	$14,943,393	0	$0

Sub-Adviser

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	4	$1,505,057,101	0	$0
	Other Pooled Investment Vehicles	7	$1,278,951,942	1	$29,474,655
	Other Accounts	11	$1,955,305,704	1	$818,765,142

Mr. Williams manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Williams as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Jeffrey Williams, CFA	Registered Investment Company	4	$1,505,057,101	0	$0
	Other Pooled Investment Vehicles	7	$1,278,951,942	1	$29,474,655
	Other Accounts	11	$1,955,305,704	1	$818,765,142

Mr. Breaks manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Breaks as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Anthony Breaks, CFA	Registered Investment Company	4	$1,505,057,101	0	$0
	Other Pooled Investment Vehicles	7	$1,278,951,942	1	$29,474,655
	Other Accounts	11	$1,955,305,704	1	$818,765,142

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as January 31, 2017.

Adviser

Dollar Range of Securities Owned

Craig Noble, CFA	$0
Larry Antonatos	$0
Dana Erikson, CFA	$100,001 – $500,000
Mark Shipley, CFA	$10,001 – $50,000

Sub-Adviser

Dollar Range of Securities Owned

Michelle Russell-Dowe	$100,001 – $500,000
Jeffrey Williams, CFA	$10,001 – $50,000
Anthony Breaks, CFA	$0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)         As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  March 3, 2017

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  March 3, 2017